Exhibit 10.1

Noted Environmental Investor Joins ThermoEnergy Board

David Gelbaum, noted environmental investor and Trustee of Quercus Trust Fund, Has Been Named to the Board of Directors of ThermoEnergy Corporation

Shawn Hughes, ThermoEnergy President and COO of ThermoEnergy’s Castion Water Division, Was Also Been Named to the Board.

Los Angeles Attorney, Joseph Bartlett, Has Been Named to the Company’s Advisory Board of Directors

LITTLE ROCK, Ark. September 12, 2008 /PRNewswire-FirstCall/ -- ThermoEnergy Corporation (NASDAQ OTC:TMEN) a diversified technologies company engaged in the worldwide commercialization of patented and/or proprietary municipal and industrial wastewater treatment and power generation technologies, today announced that David Gelbaum, was joining the Company’s Board of Directors. In addition, Shawn Hughes, President and Chief Operating Officer of Castion, ThermoEnergy’s Water Division, was also named to the board of directors. Los Angeles attorney, Joseph Bartlett, will be joining the Company’s Board of Advisors.

"We are extremely pleased that Mr. Gelbaum agreed to come on the board of ThermoEnergy,” said Dennis C. Cossey, ThermoEnergy’s Chairman and CEO.”With his highly successful, thirty-six year career in the finance and investment banking industry, Mr. Gelbaum represents a tremendous resource for the ThermoEnergy management team as the Company seeks to maximize its market advantages in the rapidly expanding clean water and clean energy industries, said Dennis C. Cossey, ThermoEnergy’s CEO.

Shawn Hughes joined ThermoEnergy in June of 2007 as President and was named Chief Operating Officer of Castion Corporation shortly after its acquisition in July of last year. “Shawn has done a tremendous job for the Company in strengthening the infrastructure of our Water division,” said Cossey, “Shawn, working closely with key Castion personnel, has now positioned Castion to maximize market opportunities using the Company’s key clean water technologies.”

Joseph Bartlett, is a Los Angeles based attorney specializing in financing, mergers, acquisitions and compliance with public and private securities laws. He has extensive experience advising boards of directors as to their fiduciary and other obligations. He also serves as counsel to The Quercus Trust.”We have been working with Joe since December of 2007, and his professional background attests to his value as an advisor to the Company and its Board of Directors,” said Andrew Melton, EVP and Chief Financial Officer at ThermoEnergy.

About ThermoEnergy:

ThermoEnergy is an integrated technologies company engaged in the worldwide commercialization of patented and/or proprietary municipal and industrial wastewater treatment and power generation technologies. The wastewater treatment technologies are consolidated in its subsidiary, CASTion Corporation ("CASTion"), a fast growing developer and manufacturer of innovative, custom-designed wastewater treatment and chemical recovery systems for industrial and municipal clients. The systems are unique because they meet environmental regulations while providing a rapid return on investment by recovering and reusing expensive feedstocks, reducing contaminated wastewater discharge and reusing wastewater in process operations. CASTion's wastewater systems are currently being used such industries as aerospace, food processing, metal finishing, petro-chemical, refineries, pulp & paper, heavy manufacturing and municipal wastewater. The Company designs, assembles and ships its waste water treatment systems from a 20,000 square foot manufacturing facility located in Worcester, Massachusetts. The power generation technologies are consolidated in a subsidiary, ThermoEnergy Power Systems, LLC ("TEPS"). The economic and environmental matrix of the Company's technologies represents a paradigm shift in key infrastructure industries. The Company currently has offices in Little Rock, AR, Hudson, MA, and New York, NY. Additional information on the Company and its technologies can be found on its website at http://www.thermoenergy.com/, or http://www.castion.com/ for wastewater treatment specific information.

THIS PRESS RELEASE INCLUDES STATEMENTS THAT MAY CONSTITUTE "FORWARD LOOKING" STATEMENTS, USUALLY CONTAINING THE WORD "BELIEVE", "ESTIMATE", "PROJECT", "EXPECT" OR SIMILAR EXPRESSIONS. FORWARD LOOKING STATEMENTS INHERENTLY INVOLVE RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE FORWARD LOOKING STATEMENTS. FACTORS THAT WOULD CAUSE OR CONTRIBUTE TO SUCH DIFFERENCES INCLUDE, BUT ARE NOT LIMITED TO, CONTINUED ACCEPTANCE OF THE COMPANY'S PRODUCTS AND SERVICES IN THE MARKETPLACE, COMPETITIVE FACTORS, CHANGES IN REGULATORY ENVIRONMENTS AND OTHER RISKS DETAILED IN THE COMPANY'S PERIODIC REPORT FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. BY MAKING THESE FORWARD LOOKING STATEMENTS, THE COMPANY UNDERTAKES NO OBLIGATION TO UPDATE THESE STATEMENTS FOR REVISIONS OR CHANGES.

Contact:

ThermoEnergy Corporation, Andrew Melton, EVP/CFO (501) 376-6477

Alliance Advisors, LLC Alan Sheinwald, President (914) 669-0222

DATASOURCE: ThermoEnergy Corporation

Web site: http://www.thermoenergy.com/

http://www.castion.com/